WRL FREEDOM SELECTSM

Issued by

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Supplement Dated September 30, 2009

to the

Prospectus dated May 1, 2004

Effective close of business September 30, 2009, we will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom SelectSM dated May 1, 2004